UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2024

Commission File Number	Name of Registrant, Address of Principal Executive Offices and Telephone Number	State of Incorporation	IRS Employer Identification No.
1-16681	Spire Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock $1.00 par value	SR	New York Stock Exchange LLC

Depositary Shares, each representing a 1/1,000th interest in a share of 5.90% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $25.00 per share	SR.PRA	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 3.02 Unregistered Sales of Equity Securities

As disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 16, 2021 (the “February 16 Form 8-K”), Spire Inc. (the “Company”) consummated the issuance and sale of 3,200,000 Equity Units, initially consisting of Corporate Units (the “Corporate Units”), for an aggregate stated amount of $160.0 million, as more fully described below, pursuant to an underwriting agreement, dated February 9, 2021 (the “Underwriting Agreement”), with the several Underwriters named in Exhibit A thereto (the “Underwriters”), for whom Credit Suisse Securities (USA) LLC, BofA Securities, Inc. and Wells Fargo Securities, LLC acted as representatives. The Company granted an option pursuant to the Underwriting Agreement to the Underwriters to purchase, within the 13-day period beginning on (and including) February 16, 2021, up to an additional 300,000 Corporate Units, and such option was exercised. The Corporate Units were issued pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-231443) (as amended, the “Registration Statement”), which became effective upon filing with the Securities and Exchange Commission (the “SEC”), and the related Prospectus contained therein, as supplemented by the Prospectus Supplement dated February 9, 2021. Copies of the Underwriting Agreement and opinions related to the Corporate Units were attached to the February 16 Form 8-K as Exhibits 1.1, 5.1, 5.2, 23.1 and 23.2.

Each Corporate Unit had a stated amount of $50 and was comprised of (i) a purchase contract obligating the holder to purchase from the Company for a price in cash of $50, on the purchase contract settlement date, or March 1, 2024, subject to earlier termination or settlement, a certain number of shares of the Company’s common stock and (ii) a 1/20th, or 5%, undivided beneficial ownership interest in $1,000 principal amount of the Company’s 2021 Series A 0.75% Remarketable Senior Notes due 2026 (the “Notes”).

The Corporate Units were issued pursuant to a Purchase Contract and Pledge Agreement (the “Purchase Contract and Pledge Agreement”), dated as of February 16, 2021, between the Company and U.S. Bank National Association, as purchase contract agent, collateral agent, custodial agent and securities intermediary.

Each Corporate Unit purchase contract obligated holders to purchase from the Company, on March 1, 2024, for a price of $50 in cash, the following number of shares of common stock of the Company, subject to anti-dilution adjustments:
●
if the applicable market value, which is the average volume-weighted average price of common stock on each trading day during the 20 consecutive trading day period beginning on, and including, the 21st scheduled trading day immediately preceding March 1, 2024, subject to certain adjustments, equaled or exceeded $78.6906, 0.6354 shares of common stock;

●
if the applicable market value was less than $78.6906 but greater than $64.24, a number of shares of common stock equal to $50 divided by the applicable market value, rounded to the nearest ten thousandth of a share; and

●	if the applicable market value was less than or equal to $64.24, 0.7783 shares of common stock.

The applicable market value was calculated to be $58.6809, and after adjustment the holders were obligated to purchase 0.7845 shares of common stock.

Pursuant to the Purchase Contract and Pledge Agreement, the Corporate Unit holders purchased an aggregate of 2,745,750 shares of Common Stock for $175 million, which purchase was settled on March 5, 2024. The proceeds will be used to repay short-term borrowings and for general corporate purposes.

The shares of Common Stock delivered in connection with these conversions have been issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities law of any such state or jurisdiction. The Corporate Units and the shares of Common Stock issuable upon the conversion of the Corporate Units have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The foregoing descriptions of the Corporate Units and the Purchase Contract and Pledge Agreement do not purport to be complete and are qualified in their entirety by reference to the Purchase Contract and Pledge Agreement. Copies of the Purchase Contract and Pledge Agreement, the Indenture, the form of remarketing agreement, the form of Corporate Units, the form of Treasury Units and the form of Note were attached as Exhibits 4.4, 4.1, 4.2, 4.5, 4.6, 4.7 to the February 16 Form 8-K.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K, which are not historical facts, such as the expected conversion settlement dates are forward-looking statements. In addition, the Company, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. All such estimates, projections, and forward-looking information speak only as of the date hereof, and the Company undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise. Such forward-looking statements are necessarily estimates based upon current information and involve a number of risks and uncertainties. Actual events or results may differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual events or results to differ materially from those estimated by the Company include, but are not limited to, the price of the Company’s common stock as it affects the tax and accounting impacts resulting from conversions of the Notes and Corporate Units; potential disruptions, breaches, or other incidents affecting the proper operation, availability, or security of the Company’s information systems, including unauthorized access to or theft of patient, business associate, or other sensitive information; general conditions or significant disruptions in the economy and capital markets; and other factors which may be identified from time to time in the Company’s SEC filings and other public announcements, including its Form 10‑K for the fiscal year ended September 30, 2023 and Form 10-Q for the quarter ended December 31, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spire Inc.

Date:	March 8, 2024	By:	/s/ Steven P. Rasche
Steven P. Rasche Executive Vice President, Chief Financial Officer